PARADIGM FUNDS Paradigm Select Fund

Supplement dated March 15, 2011 to the Prospectus dated May 3, 2010

     Effective March 15, 2011 the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of its average daily net assets through May 1, 2012. The fee waiver will automatically terminate on May 1, 2012 unless it is renewed by the Advisor. The Advisor may not terminate the fee waiver before May 1, 2012.

     Therefore, page 9 of the Paradigm Funds prospectus dated May 3, 2010 is deleted and replaced with the revised page included.

     This supplement and the Prospectus dated May 3, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference.

Summary Section - Select Fund

Investment Objective

• The Select Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	0.00%
Deferred Sales Charge (Load)	0.00%
Sales Charge (Load) Imposed on Reinvested Dividends	0.00%

REDEMPTION FEES (as a percentage of the amount redeemed)	2.00%
On shares sold after holding them for 90 days or less.

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution12b-1 Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	1.52%
Fee Waiver/Expense Reimbursement (2)	(0.35%)
Net Annual Fund Operating Expenses	1.17%

(1) The Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

(2) Effective March 15, 2011 the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of its average daily net assets through May 1, 2012. The fee waiver will automatically terminate on May 1, 2012 unless it is renewed by the Advisor. The Advisor may not terminate the fee waiver before May 1, 2012.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Your costs:
Select Fund	$119	$446	$796	$1,783

Prospectus 9